                OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

                   Supplement dated September 30, 2004, to the
                        Prospectus dated January 23, 2004

1. This supplement amends the Prospectus of Oppenheimer Quest International Value
Fund (the "Fund") dated January 23, 2004, and is in addition to the supplement dated July 6, 2004.

2. The following new section should be added after the section titled "HOW THE
FUND IS MANAGED - Portfolio Manager" on page 13:

   PENDING LITIGATION. Six law suits have been filed as putative derivative and class actions against the Fund's investment Manager, Distributor and
   Transfer Agent, some of the Oppenheimer funds including the Fund and
   Directors or Trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the
   Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the defendant Directors breached their fiduciary duties to fund shareholders under the Investment
   Company Act and at common law. Those law suits were filed on August 31,
   2004, September 3, 2004, September 14, 2004, September 14, 2004, September
   21, 2004 and September 22, 2004, respectively, in the U. S. District Court for the Southern District of New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

   The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
   Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

September 30, 2004                        PS0254.030